Forward Looking Statements

Our Company

Our Value Proposition

Strong Senior Leadership Team

Long Term Key Strategic Objectives

Q1 2023 Financial Highlights

Net Income Walk

Revenue Trends

Net Interest Income

Yield / Cost Components

Performance Metrics

Strong Core Deposit Franchise

Asset Quality Trends – Annual

Asset Quality Trends - Quarterly

Diversified Loan Portfolio

Allowance for Credit Loss (ACL)

Investment Portfolio Strategy

Tangible Book Value

Capital Management

Outlook on Key Business Drivers

Focus Variables for Outlook & Forecast

Our Markets

Our Markets

TCE to TA and Tangible Book Value per Share

ROATCE and Efficiency Ratio

ROAA and PTPP ROAA

Exhibit 99.2

Equity Bancshares, Inc.

First Quarter 2023 Earnings Presentation

4/19/2023

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of the management of Equity Bancshares, Inc. ("Equity", "we", "us", "our, "company") with respect to, among other things, future events and Equity's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "forecast," "goal," "target," "would" and "outlook," or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity's control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity's expectations include COVID-19 related impacts; competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Equity's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2023, and any updates to those risk factors set forth in Equity's subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity's underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties arise from time to time, such as COVID-19, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity's behalf may issue.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

Our Company

Committed to our Entrepreneurial Spirit



KANSAS
MISSOURI
OKLAHOMA
ARKANSAS

Equity Bancshares, Inc.

NASDAQ: EQBK

Start-Up: 2002 - 2007

Brad Elliott, current Chairman and CEO, founded Equity Bancshares, Inc. in 2002.

- ✓ Completed 5 branch or whole bank acquisitions
- ✓ Opened 2 branches in Missouri

Growth: 2008 - 2016

- ✓ Opened branches in Lee's Summit & Overland Park, Kansas
- ✓ Acquired Ellis State Bank
- ✓ $8.8MM of TARP issued and repaid with SBLF
- ✓ $20.0MM Capital Raise
- ✓ Purchased 4 branches from Citizens Bancshares (Topeka)
- ✓ $20.4MM Capital Raise
- ✓ Acquired First Community Bancshares
- ✓ Rationalized branch map, 3 closures, 1 opening
- ✓ Acquired First Independence and Community First
- ✓ $35.4MM private placement capital raise

Scale: 2017-2023

- ✓ Acquired Prairie State, Patriot Bank, and Eastman
- ✓ Acquired Kansas Bank Corporation, Adams Dairy Bank, and City Bank & Trust
- ✓ Launched ETWM
- ✓ Completed $75MM subordinated debt issuance
- ✓ Acquired Almena State Bank, 3 branches from Security Bank, and American State Bancshares
- ✓ Originated $650 million of PPP
- ✓ Rationalized branch map, sold 4 branches

Our Value Proposition

Market Diversification and Strategy for Growth

Experienced and Invested Management Team

Conservative Credit Culture and Effective Risk Management and Mitigation

Robust Funding Capacity, Anchored by a Diverse, Low-Cost Deposit Base

Focus on Efficient Performance Throughout our Diversified Business Lines

Strong Senior Leadership Team



Brad Elliott

Chairman & CEO

Years at Equity: 21 | Years in Banking: 34

- Founded Equity Bank in 2002
- 2018 EY Entrepreneur of the Year National Finalist
- 2014 Most Influential CEO, *Wichita Business Journal*



Greg Kossover

Chief Operating Officer

Years at Equity: 10 | Years in Banking: 23

- Became COO in April 2020
- Served as CFO from 2013 to 2020
- EQBK Board of Directors, 2011-current



Julie Huber

EVP, Strategic Initiatives

Years at Equity: 20 | Years in Banking: 33

- Served in variety of leadership roles in her time at Equity Bank



Brett Reber

EVP, General Counsel

Years at Equity: 5 | Years in Law: 35

- Prior to joining Equity Bank, practiced law for 30 years with Wise & Reber, L.C.



Eric Newell

Chief Financial Officer

Years at Equity: 3 | Years in Banking: 21

- Served as CFO at United Bank in Hartford, CT ($7.3B assets)
- Served as CFO and head of Treasury at Rockville Bank, Glastonbury, CT.



Craig Anderson

President

Years at Equity: 5 | Years in Banking: 41

- Became President in April 2020
- Served as COO from 2018 to 2020
- Served as President of UMBF Commercial Banking



Hetal Desai

EVP, Chief Risk Officer

Years at Equity: <1 | Years in Banking: 23

- Previously served in a variety of risk management leadership positions for JP Morgan Chase, State Street Corporation and Santander



John Creech

EVP, Chief Credit Officer

Years at Equity: 1 | Years in Banking: 20

- Previously served as Chief Credit Policy and Administration Officer for Synovus Bank

Long Term Key Strategic Objectives

Grow Tangible Book Value

- Efficiently grow core earnings
- Effectively deploy capital through share repurchases, dividends and whole bank m&a while maintaining strong capital ratios

Maximize Risk Adjusted Return on Assets

- Re-mix cash flows into higher yielding instruments funded with low-cost core deposits
- Achieve 15% + ROATCE & 1.5% PTPP ROA

Offer best-in-class banking products and services

- Invest in people, systems, and technology
- Tailor products to meet customers needs
- Deliver services through high quality, relationship-based delivery channels

Drive organic fee income generation

- Optimize revenue composition with 30% fee income to total revenue
- Explore diversification of earnings through strategic acquisitions of fee-based revenue businesses

Q1 2023 Financial Highlights

Balance sheet strength through market adversity

Net Income

$12.3M

Diluted EPS

$0.77

Total Deposits

$4.3B

Gross Loans

$3.3B

- Net Interest Margin of **3.44**%
- Loan yield of **5.94**%
- Cost of interest-bearing liabilities of **1.98**%

- Loan growth of **$19.1** million, or **2.3**% annualized

- Diluted EPS of $**0.77**
- Net Income of $**12.3** million
- Total revenue of $**48.2** million

- ROAA of **1.00**%, PTPP ROAA of **1.18**%(1), ROATCE of **14.89**%(1)
- TCE / TA of **7.09**%(1), TCE excluding AOCI / TA of **8.90**%(1)

(1) Non-GAAP financial measure. Refer to the non-GAAP reconciliation at the end of this presentation.

Net Income Walk

Drivers of Net Income Change Period over Period



$11,608
$2,699
($5,620)
$215
$760
$891
$640
$1,130
$12,323
Net Income Q4
Interest Income
Interest Expense
PCL
Noninterest Income
Tax Credit Expense
Other NIE
Income Tax
Net Income Q1

Net Income Drivers

Net Interest Income
Net Interest decreased $2.9 million as the Company as we saw pressure on cost of funds. Actions that took place during the quarter to bolster liquidity we net interest income neutral.

Noninterest Income
Noninterest income increased $760 thousand linked quarter, with credit card income up $50 thousand, derivative gain down $260 thousand and an increase in the value of bank owned life insurance of $825 thousand driven by a one-time death benefit of $834 thousand.

Noninterest Expense
Noninterest expense was driven down $1.5 million, as tax credit expense improved $891 thousand due to rate normalization as well as Advertising and Business Development and Data Processing Expense down meaningful linked quarter.

Revenue Trends

Quarterly Results


3.33%
3.37%
3.62%
3.68%
3.44%
$39,289
$39,566
$41,944
$42,031
$39,110
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
Net Interest Income
Net Interest Margin(1)


0.18%
0.18%
0.18%
0.16%
0.18%
18.9%
18.9%
17.7%
15.8%
18.8%
$8,982
$9,129
$8,986
$7,893
$9,057
$38,462
$39,164
$41,918
$41,994
$39,093
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
Noninterest Income(3)
Net Interest Income(2)
Noninterest % Operating Revenue(2,3)
Noninterest Income / AA

(1) Excludes the impact of PPP loans. Including these balances in first, second, third, fourth quarter 2022 and first quarter 2023 results would be 3.38%, 3.39%, 3.62%, 3.67% and 3.44% respectively.

(2) Excludes the impact of PPP loans. Including these balances in first, second, third, fourth quarter 2022 and first quarter 2023 results would be $39,289, $39,566, $41,944, $42,031 and $39,110 respectively.

(3) Excludes the impact of net gain on acquisition and branch sales and net gain / (loss) on securities transactions. Including these balances in the first, second, third, fourth quarter 2022 and first quarter 2023 results would be $9,022, $9,637, $8,969, $8,329 and $9,089 respectively

Net Interest Income

Net Interest Income Period over Period



$42,031
$777
($124)
($5,873)
$3,168
($869)
$39,110
NII Q4
Interest Earnin...
Interest Bearin...
Cost of Funds
Yield
Day Count
NII Q1

Adjusted First Quarter NIM



3.44%
-0.04%
0.02%
0.06%
3.48%
NIM Q1
Purchase Acct
Mtg Prem. Amort.
Other
Fully Adj NIM

Key Net Interest Income Drivers

+ **Non-Interest Bearing Deposits**
Non-interest bearing deposits constitute 24% of total deposits.

+ **Loan Yield**
Loan yield is up 35bps linked quarter, as we continue to originate higher yielding credits and benefit from repricing of adjustable rates

Rate Protection
Proactive effort to book variable rate assets subject to floor levels.

Repositioning of Investment Portfolio Cash Flow
The Bank will continue to pursue re-mixing investment portfolio cash flows into higher yielding loans

– **Cost of Deposits**
Cost of interest-bearing deposits increased 68bps in the quarter

Excess Liquidity
Excess on balance sheet liquidity was net interest income neutral but was a drag on net interest margin

Yield / Cost Components

Cost Analysis


1.98%
1.73%
1.36%
1.05%
1.31%
0.79%
0.43%
0.41%
0.49%
0.57%
0.76%
0.25%
0.22%
0.28%
0.41%
0.18%
0.16%
0.20%
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
IB Deposit Cost
Total Deposit Cost
Total IBL Cost

Cumulative Betas

	4Q '21	2Q '22	3Q '22	4Q '22	1Q '23
Average FF Rate	**0.07%**	**0.76%**	**2.20%**	**3.65%**	**4.51%**
Loans		**33%**	**34%**	**34%**	**36%**
Deposits		**3%**	**11%**	**16%**	**25%**

Yield Analysis


5.94%
5.59%
5.09%
4.36%
4.61%
4.59%
4.94%
4.67%
4.18%
3.43%
3.67%
3.74%
1.64%
1.75%
1.90%
2.02%
2.22%
2.26%
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Loan Yield
Securities Yield
Total EA Yield

Performance Metrics

Return on Tangible Common Equity[1]



15.9%
17.6%
17.1%
14.7%
14.9%
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23

Pre-Tax, Pre-Provision ROAA[1]



1.50%
1.41%
1.49%
1.22%
1.18%
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23

Efficiency Ratio[1]



60.4%
64.4%
63.1%
70.5%
70.0%
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23

TCE / TA excluding AOCI[1]



8.55%
8.75%
8.92%
9.12%
8.90%
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23

(1) Non-GAAP financial measure. Refer to the non-GAAP reconciliation at the end of this presentation.

Strong Core Deposit Franchise

Current Deposit Composition



Savings, 8%
Time Deposits > 100k, 17%
MMDA, 24%
Time Deposits < 100k, 5%
Non-Interest Bearing DDA, 24%
Interest Bearing DDA, 23%

Core Deposits[1] / Total Deposits



91.3%
90.2%
89.5%
86.2%
83.4%
$3,998
$3,869
$3,782
$3,658
$3,575
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
Core Deposits
Core Deposits / Total Deposits

Trending Deposit Composition & Loan to Deposit Ratio



74.0%
75.1%
77.0%
78.1%
77.7%
612
1,256
2,511
651
1,195
2,446
674
1,217
2,336
814
1,098
2,330
940
1,013
2,334
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23

Cost of Deposits	**0.16%**	**0.20%**	**0.41%**	**0.76%**	**1.31%**

(1) Core deposits excludes time deposits > $100K.
(2) Dollars in millions.

IB, MMKT, SAV NIB Time Loan to Deposit Ratio

Asset Quality Trends – Annual

Nonperforming Assets



Millions
1.19%
1.36%
1.28%
0.37%
0.33%
$8.5
$38.4
$10.8
$43.7
$36.4
$29.4
$0.6
$17.6
$16.6
12/31/19
12/31/20
12/31/21
12/31/22
3/31/23
Nonaccruals(1,2)
OREO(2)
NPAs / Assets

Total Reserve Ratio



0.85%
0.37%
0.48%
2.12%
0.82%
1.30%
1.65%
0.12%
1.53%
1.43%
0.05%
1.38%
1.40%
0.05%
1.35%
12/31/19
12/31/20
12/31/21
12/31/22
3/31/23
Allowance for Credit Losses
Purchase Discount

Net Charge-Offs (NCO) / Average Loans



$17.58
0.67%
$2.78
0.10%
$8.64
0.30%
$2.64
0.08%
$0.38
0.05%
12/31/19
12/31/20
12/31/21
12/31/22
3/31/23
NCOs / Average Loans (Annualized)
NCOs YTD ($ millions)

Classified Assets



21.2%
25.5%
25.3%
10.0%
10.1%
12/31/19
12/31/20
12/31/21
12/31/22
3/31/23
Classified Assets / Regulatory Capital

(1) Includes loans 90+ days past due which are not highlighted in the table.
(2) Excludes Bank owned branch assets, totaling $4.2M, classified as Other Real Estate Owned within the Statements of Condition.

Asset Quality Trends - Quarterly

Nonperforming Assets


Millions
0.74%
0.74%
0.59%
0.37%
0.33%
$16.8
$17.6
$6.6
$0.6
$0.4
$20.7
$18.9
$23.1
$17.6
$16.6
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
Nonaccruals(1,2)
OREO(2)
NPAs / Assets

Total Reserve Ratio


1.58%
1.60%
1.50%
1.43%
1.40%
0.11%
0.10%
0.07%
0.05%
0.05%
1.47%
1.50%
1.43%
1.38%
1.35%
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
Allowance for Credit Losses
Purchase Discount

Net Charge-Offs (NCO) / Average Loans


$0.36
$0.18
$1.60
$0.50
$0.38
0.20%
0.05%
0.02%
0.06%
0.05%
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
NCOs / Average Loans (Annualized)
NCOs QTD ($ millions)

Classified Assets


17.1%
13.1%
11.0%
10.0%
10.1%
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
Classified Assets / Regulatory Capital

(1) Includes loans 90+ days past due which are not highlighted in the table.
(2) Excludes Bank owned branch assets, totaling $4.2M, classified as Other Real Estate Owned within the Statements of Condition.

Diversified Loan Portfolio



Quarter-to-Date Loan Yield
3/31/23
39%
28%
11%
9%
6%
3%
4%
5.95%
12/31/22
39%
28%
11%
9%
6%
3%
4%
5.59%
9/30/22
40%
27%
11%
10%
6%
3%
3%
5.09%
6/30/22
40%
27%
11%
10%
6%
3%
3%
4.56%
3/31/22
41%
26%
12%
10%
6%
3%
3%
4.54%
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
3,500,000
Commercial Real Estate
C&I
Residential Real Estate
Agriculture
RE Investment 1-4 Family
Consumer
RE Construction/Vacant Land

(1) For financial statement reporting, management considers other factors in addition to purpose when assessing risk and identifying reporting classes. As such, the above is not intended to reconcile to the Company's loan disclosures within the applicable financial statement.
(2) Composition excludes the impact of PPP loans as of each applicable date.
(3) Excludes the impact of PPP loans. Including these balances in the first, second, third, fourth quarter 2022 and first quarter 2023 results would be 4.61%, 4.59%, 5.09%, 5.59%, and 5.94% respectively.

Allowance for Credit Loss (ACL)

ACL intra-quarter movement



$45,847
($473)
($767)
$1,701
($828)
($377)
$45,103
12/31/2022 ACL
Exposure
Historical Loss
Econ. / Qual. Factors
Specific Reserves
Net C/Os
3/31/2023 ACL

Loan Classification	ACL	Loans	ACL / Loans (%)
Commercial Real Estate	16,611	1,746,834	0.95%
Commercial & Industrial	15,620	605,576	2.58%
Residential Real Estate	8,751	563,791	1.55%
Agricultural Real Estate	586	202,274	0.29%
Agricultural	1,547	106,169	1.46%
Consumer	1,989	105,974	1.88%
Total	45,103	3,330,618	1.35%

Investment Portfolio Strategy

Investment Portfolio Thesis

- We believe the structure in the portfolio outperforms peers *through the cycle*
- Portfolio average life is shorter than peer; effective duration equal to peer and hard final maturities of our bullet investments provide guaranteed cash flow
- Portfolio is fully extended; future cash flow expected to be little affected by higher rates
- *Current weighted average life: 5.1 years; effective duration: 4.2 years*

Current Investment Portfolio Mix



Other, 2%
Corporate, 4%
Treasury, 20%
Municipal, 10%
Agency CMBS, 17%
Agency Debenture, 9%
Agency MBS, 16%
Private Label CMOs, 14%
Agency CMOs, 8%

Environment Shift: 2020 -> 2023

- ✓ As we began 2020, investment portfolio was over 80% Agency MBS and CMOs
- ✓ As rates collapsed, the majority of the portfolio prepaid, leaving the bank with hundreds of millions in cash needed to be reinvested in the worst rate environment in history

Private Label Mortgage Portfolio

- ✓ Predominantly front cash flow tranches of 30-year mortgage pools.
- ✓ Modeled to have 5-year average life
- ✓ 14% of investment portfolio but 20% of cash flow

Barbell Strategy

- ✓ Private label front-load is combined with longer bullet investments in the 8-to-10-year part of the curve, encouraged by low short to medium term yields with a steep curve in 2021
- ✓ Provided similar yields to Agency MBS options without similar extension risk
- ✓ Agency MBS virtually uninvestable in 2021; choice between 1.5%-2.0% coupons or 2.5%+ coupons with prepayments outpacing amortization of premium

Tangible Book Value

Tangible book value per share[(1)] **increased $1.29** in Q1 2023


$21.67
$0.78
$(0.10)
$0.06
$(0.28)
$0.05
$22.18
$0.78
$22.96
12/31/22 TBVPS
Net Income
Dividend
Amort. of Intangibles
Treasury Stock
Stock Based Comp / ESPP
3/31/23 TBVPS excl. AOCI
Unreal. Gain / (Loss)
3/31/23 TBVPS

(1) Non-GAAP financial measure. Refer to the non-GAAP reconciliation at the end of this presentation.

Capital Management

The Company's capital ratios are comfortably above well capitalized levels as of 3/31/2023

Capital Ratio	Regulatory Well Capitalized	Equity Bancshares, Inc	Equity Bank
Common Equity Tier 1 Ratio (CET 1)	7.0%	12.21%	14.43%
Tier 1 Capital Ratio	8.5%	12.83%	14.43%
Total Risk Based Capital Ratio	10.5%	16.00%	15.66%
Leverage Ratio	5.0%	9.60%	10.80%
Tangible Common Equity Ratio (non-GAAP)[1]	----	7.09%	---

2023 Capital Management Actions

- Q1 2023 Dividend Declared - $0.10 per share
- Received Board approval and Regulatory non-objection for a 1 million share repurchase plan beginning 10/1/2022.
- Repurchased 320 thousand shares in the first quarter at a weighted average price of $29.97

1. As of March 31, 2023, the tangible common equity ratio is being negatively impacted by ($101.2) million in accumulated other comprehensive income. Adjusting for this decline in fair value, which management views as temporary, would result in a Tangible Common Equity Ratio of 8.90%.

Capital Management Strategy

Capital Targets

EQBK establishes capital targets based on the following objectives:

- ✓ Maintain designation as a "well capitalized" institution under fully phased-in Basel III regulatory definitions
- ✓ Ensure capital levels are commensurate with the Company's risk profile and strategic plan

Capital Management Priorities

- ✓ Support organic growth
- ✓ Dividend payout ratio targeted at 10-20%
- ✓ Common stock repurchases
- ✓ Merger & acquisition activity

Excess Capital Deployment

EQBK's Tangible Common Equity Ratio target is 8.5[1]%;

TCE above 8.5% is considered excess capital assuming "well capitalized" regulatory capital ratios are maintained. Deployment of capital ideally has less than a 3-year tangible book value earnback using the crossover method;

Excess capital can be deployed for:

- ✓ Share repurchases,
- ✓ Higher shareholder dividends, and/or
- ✓ Acquisitions

Outlook on Key Business Drivers

Consideration & Expectations

- Continued uncertainty of inflation, supply chain disruption and input cost escalation.
- Focus on continued balance sheet strength and security while continuing to pursue growth.

Key Driver	Q1'23 Outlook	Q1'23 Results	Q2'23 Outlook	FY'23 Outlook
Average Deposits	$4,100-4,200M	$4,279M	$4,200-4,300M	$4,200-4,300M
Average Loans[1]	$3,275-$3,325M	$3,306M	$3,325-$3,375M	$3,350-$3,450M
Average Earning Assets[1]	$4,550-$4,600M	$4,611M	$4,575-$4,625M	$4,600-$4,700M
Net Interest Margin[4]	3.60-3.70%	3.44%	3.45-3.55%	3.40-3.50%
Non-Interest Income[2]	$7.75-8.25M	$8.22M	$7.75-8.25M	$32-36M
Non-Interest Expense	$32-35M	$33.7M	$32-35M	$134-136M
Annual Effective Tax Rate[3]	14-16%	17.0%	14-16%	14-16%

NOTE: Figures presented in this outlook represent forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Please see Special Note Concerning Forward-Looking Statements.

(1) Excluding the impact of PPP loans
(2) Excluding Net Gain on Securities Transactions of $32 thousand, and BOLI death benefit of $834 thousand
(3) Representative of year-to-date annual effective tax rate
(4) Q2'23 Outlook excludes excess on balance sheet liquidity expected to be net interest income neutral

Focus Variables for Outlook & Forecast

Our outlook requires clarity around certain variables, including:

Economic Environment	▪ Business activity creates opportunity for lending and deposit growth. Pandemic response and resolution will be significant driver.
Customer Needs	▪ Directly related to credit quality as well as trust in our business. ▪ Stimulus efforts and associated effect may have significant impact.
Cost of Funding	▪ Impacts rates on our product offerings and applies pressure to earnings. ▪ Must be able to manage cost and profit yields effectively.
Competitive Market	▪ Providing customers with rates and services that are competitive with our peers. ▪ Irrational operators may have short term impact on opportunities.
Investment Opportunities	▪ Growth strategy must be flexible to the other variables that affect our investment options.
Political Environment	▪ U.S. politics affect banking regulations, international relationships, tax policies and more.

Our Markets

Kansas

21 Counties
37 branches

Rank	Institution	Deposits ($mm)	Market Share (%)	Branches
1	Bank of America Corp.	$6,834	10.36	23
2	Capitol Federal Financial Inc.	6,031	9.14	46
3	INTRUST Financial Corp.	5,767	8.74	27
4	Commerce Bancshares Inc.	4,401	6.67	27
5	U.S. Bancorp	3,641	5.52	22
6	CrossFirst Bankshares Inc.	2,633	3.99	3
7	Equity Bancshares Inc.	2,390	3.62	37
8	Fidelity Financial Corp.	1,987	3.01	13
9	Emprise Financial Corp.	1,900	2.88	26
10	UMB Financial Corp.	1,849	2.80	15
	Top 10 Banks	$37,435	56.74	239
	All Institutions in Market	$65,972	100.0	686

Missouri

10 counties
16 branches

Rank	Institution	Deposits ($mm)	Market Share (%)	Branches
1	UMB Financial Corp.	$20,932	41.47	20
2	Commerce Bancshares Inc.	6,994	13.86	21
3	U.S. Bancorp	2,672	5.29	27
4	Bank of America Corp.	2,524	5.00	14
5	Central Banco. Inc.	2,296	4.55	29
6	NASB Financial Inc.	1,047	2.07	7
7	National Bank Holdings Corp.	1,021	2.02	10
8	Equity Bancshares Inc.	957	1.90	16
9	Dickinson Financial Corp. II	580	1.68	9
10	CCB Financial Corp.	748	1.48	9
	Top 10 Banks	$40,042	79.32	162
	All Institutions in Market	$50,479	100.0	319

Source: S&P Market Intelligence. Equity Bancshares, Inc. pro forma operating market reported above includes all bank locations and counties in which Equity operates

Our Markets

Oklahoma

Kay | Texas | Tulsa
9 branches

Rank	Institution	Deposits ($mm)	Market Share (%)	Branches
1	BOK Financial Group	$10,898	33.23	21
2	Arvest Bank Group, Inc.	2,605	7.94	21
3	Bank of America Corp	2,118	6.46	11
4	Midland Financial Corp	1,228	3.74	10
5	JPMorgan Chase & Co.	1,185	3.61	9
6	BancFirst Corp.	1,118	3.41	11
7	Prosperity Bancshares Inc.	1,087	3.31	10
8	Mabrey Bancorp. Inc.	1,034	3.15	7
9	RCB Holding Co.	1,004	3.06	10
10	First Oklahoma Holdings Inc.	806	2.46	2
...				
13	Equity Bancshares Inc.	553	1.75	8
	Top 10 Banks	$23,083	70.38	112
	All Institutions in Market	$32,796	100.0	224

Arkansas

Benton | Boone | Carroll
5 branches

Rank	Institution	Deposits ($mm)	Market Share (%)	Branches
1	Arvest Bank Group Inc.	$5,254	47.81	28
2	First National Bancorp Inc.	565	5.14	6
3	Bank of America Corp.	488	4.44	2
4	Bank OZK	384	3.50	10
5	Equity Bancshares Inc.	382	3.48	5
6	Eureka Bancshares Inc.	351	3.19	5
7	Grand Bancorp Inc.	344	3.13	7
8	Harrell Bancshares Inc.	334	3.04	3
9	First Western Bancshares Inc.	300	2.73	5
10	First Security Bancorp	289	2.63	7
	Top 10 Banks	$8,691	79.09	78
	All Institutions in Market	$10,989	100.0	126

Source: S&P Market Intelligence. Equity Bancshares, Inc. pro forma operating market reported above includes all bank locations and counties in which Equity operates

Non-GAAP Reconciliations



TCE to TA and Tangible Book Value per Share

Non-GAAP Financial Measures (Unaudited)
(Dollars in thousands, except per share data)

	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Total stockholder's equity	$ 425,123	$ 410,058	$ 395,806	$ 428,115	$ 452,015
Less: goodwill	53,101	53,101	53,101	53,101	54,465
Less: core deposit intangibles, net	9,678	10,596	11,598	12,554	13,830
Less: mortgage servicing rights, net	151	176	201	226	251
Less: naming rights, net	1,033	1,044	1,054	1,065	1,076
Tangible Common Equity	$ 361,160	$ 345,141	$ 329,852	$ 361,169	$ 382,393
Less: accumulated other comprehensive income	(101,238)	(113,511)	(120,918)	(77,426)	(50,012)
Tangible Common Equity excluding AOCI	$ 462,398	$ 458,652	$ 450,770	$ 438,595	$ 432,405
Common shares outstanding at period end (1)	15,730,257	15,930,112	16,017,834	16,106,818	16,454,966
Book value per common share (1)	$ 27.03	$ 25.74	$ 24.71	$ 26.58	$ 27.47
Tangible book value per common share	$ 22.96	$ 21.67	$ 20.59	$ 22.42	$ 23.24
Total assets	$ 5,156,716	$ 4,981,651	$ 5,000,415	$ 5,002,156	$ 5,078,623
Less: goodwill	53,101	53,101	53,101	53,101	54,465
Less: core deposit intangibles, net	9,678	10,596	11,598	12,554	13,830
Less: mortgage servicing rights, net	151	176	201	226	251
Less: naming rights, net	1,033	1,044	1,054	1,065	1,076
Tangible assets	$ 5,092,753	$ 4,916,734	$ 4,934,461	$ 4,935,210	$ 5,009,001
Less: unrealized gain (loss) in the securities portfolio, net of tax effect	(101,238)	(113,511)	(120,918)	(77,426)	(50,012)
Tangible assets excluding net unrealized gain / (loss) in the securities portfolio	$ 5,193,991	$ 5,030,245	$ 5,055,379	$ 5,012,636	$ 5,059,013
Tangible common equity to tangible assets	7.09%	7.02%	6.68%	7.32%	7.63%
Tangible common equity excluding AOCI to tangible assets	8.90%	9.12%	8.92%	8.75%	8.55%

ROATCE and Efficiency Ratio

Non-GAAP Financial Measures (Unaudited)
(Dollars in thousands, except per share data)

	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Total average stockholders' equity	$ 420,500	$ 398,270	$ 436,191	$ 437,483	$ 492,599
Less: average intangible assets	64,447	65,450	66,445	68,978	70,181
Average tangible common equity	$ 356,053	$ 332,820	$ 369,746	$ 368,505	$ 422,418
Net income (loss) allocable to common stockholders	12,323	11,608	15,171	15,259	15,650
Add: amortization of intangible assets	954	961	992	1,148	1,085
Less: tax effect of intangible assets amortization	200	202	208	241	228
Adjusted net income (loss) allocable to common stockholders	$ 13,077	$ 12,367	$ 15,955	$ 16,166	$ 16,507
Return on total average stockholders' equity (ROAE) annualized	11.89%	11.56%	13.80%	13.99%	12.88%
Return on total average tangible common equity (ROATCE) annualized	14.89%	14.74%	17.12%	17.60%	15.85%
Non-interest expense	$ 33,718	$ 35,248	$ 32,236	$ 31,436	$ 29,459
Less: Loss on debt extinguishment	-	-	-	-	-
Less: merger expense	-	68	115	88	323
Adjusted non-interest expense	$ 33,718	$ 35,180	$ 32,121	$ 31,348	$ 29,136
Net interest income	$ 39,110	$ 42,031	$ 41,944	$ 39,566	$ 39,289
Non-interest income	9,089	8,330	8,969	9,637	9,022
Less: net gain on acquisition and branch sales	-	422	-	540	-
Less: net gains (losses) from securities transactions	32	14	(17)	(32)	40
Adjusted non-interest income	$ 9,057	$ 7,894	$ 8,986	$ 9,129	$ 8,982
Net interest income plus adjuted non-interest income	$ 48,167	$ 49,925	$ 50,930	$ 48,695	$ 48,271
Non-interest expense to net interest income plus non-interest income	69.96%	69.99%	63.32%	63.89%	60.98%
Efficiency ratio	70.00%	70.47%	63.07%	64.38%	60.36%

ROAA and PTPP ROAA

Non-GAAP Financial Measures (Unaudited)
(Dollars in thousands, except per share data)

	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Net income (loss) allocable to common stockholders	12,323	11,608	15,171	15,259	15,650
Add: income tax provision	2,524	3,654	3,642	1,684	3,614
Add: provision (reversal) of credit losses	(366)	(151)	(136)	824	(412)
Pre-tax, pre-provision net income	$ 14,481	$ 15,111	$ 18,677	$ 17,767	$ 18,852
Total average assets	$ 4,994,417	$ 4,930,231	$ 4,988,755	$ 5,067,687	$ 5,108,120
Total average stockholders' equity	$ 420,500	$ 398,270	$ 436,191	$ 437,483	$ 492,599
Return on average assets (ROAA) annualized	1.00%	0.93%	1.21%	1.21%	1.24%
PTPP ROAA	1.18%	1.22%	1.49%	1.41%	1.50%
PTPP ROAE	13.97%	15.05%	16.99%	16.29%	15.52%

EQUITY BANCSHARES, INC.

investor.equitybank.com